SCHEDULE 14A

PROXY STATEMENT

PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Soliciting Material Under Rule

[ ] Confidential for use of the Commission Only (as permitted by Rule 14a-6(e)(2)

[x] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Revised Definitive Proxy Card

TWEEDY, BROWNE FUND INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed: December 2, 2015

TWEEDY, BROWNE FUND INC.

TWEEDY, BROWNE GLOBAL VALUE FUND

TWEEDY, BROWNE GLOBAL VALUE FUND II – CURRENCY UNHEDGED

TWEEDY, BROWNE VALUE FUND

TWEEDY, BROWNE WORLDWIDE HIGH DIVIDEND YIELD VALUE FUND

One Station Place

Stamford, CT 06902

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on January 14, 2016

To the Stockholders of Tweedy, Browne Fund Inc.:

NOTICE IS HEREBY GIVEN THAT a Special Meeting of Stockholders of Tweedy, Browne Fund Inc. (the “Company”), a Maryland corporation currently consisting of four series, Tweedy, Browne Global Value Fund, Tweedy, Browne Global Value Fund II – Currency Unhedged, Tweedy, Browne Value Fund, and Tweedy, Browne Worldwide High Dividend Yield Value Fund (each, a “Fund” and, collectively, the “Funds”), will be held at Metro Center, One Station Place, Stamford, CT 06902, in the lower level conference room on January 14, 2016 at 11:00 a.m. (Eastern time) (the “Meeting”), for the following purposes:

1.         To elect nine members of the Board of Directors of the Company to serve until the next stockholder meeting or until their successors are elected and qualified (the “Proposal”); and

2.         To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

The Board of Directors has fixed the close of business on November 20, 2015 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof.

The matters referred to above are discussed in the Proxy Statement attached to this Notice. Each stockholder is invited to attend the Meeting in person. If you will not be present at the Meeting, we urge you to sign, date and promptly return the enclosed proxy card(s) in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. You may also vote easily and quickly by Internet or telephone. In order to avoid any further solicitation, we ask your cooperation in returning your proxy promptly.

By Order of the Board of Directors,

Patricia A. Rogers

Vice President and Secretary

December 2, 2015

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

Stockholders are requested to execute and return promptly the accompanying proxy card(s), which are being solicited by the Board of Directors of the Company. You may execute the proxy card(s) using the methods described in the proxy card(s). Executing the proxy card(s) is important to ensure a quorum at the Meeting. If you sign, date, and return a proxy card but give no voting instructions, your shares will be voted “FOR” the Proposal, and in the discretion of the persons named as proxies in connection with any other matter that may properly come before the Meeting or any adjournment(s) thereof. If you prefer, you may instead vote via the Internet or by telephone. To vote in this manner, read the proxy statement and have your proxy card at hand, and refer to the directions below:

To vote via the Internet, please access www.proxyvote.com and follow the on-screen instructions.

To vote via telephone, please call (800) 690-6903, and follow the recorded instructions. (Stockholders outside the United States should vote via the Internet or by submitting a proxy card instead.)

To obtain directions to attend the Meeting and vote in person, please call (203) 703-0600.

Proxies may be revoked at any time before they are exercised by submitting to the Secretary of the Company at the Company’s principal executive offices (One Station Place, Stamford, CT 06902) an executed written notice of revocation or a subsequently executed proxy, or by attending the Meeting and voting in person.

Important Notice Regarding Availability of Proxy Materials for the Special Meeting of Stockholders to be Held on January 14, 2016: This Notice of Special Meeting of Stockholders, the Proxy Statement and proxy card(s) are available at www.proxyvote.com

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules apply to voting by mail and will help you to properly sign your proxy card. Please read carefully, because if you do not sign your proxy card properly your vote will be invalidated.

1.         Individual Accounts:    Sign your name exactly as it appears in the registration on the proxy card.

2.         Joint Accounts:    Both parties must sign, and the name of each party signing should conform exactly to the name shown in the registration on the proxy card.

3.         All Other Accounts:    The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts

(1) ABC Corp.	ABC Corp. by John Doe, Treasurer

(2) ABC Corp. c/o John Doe, Treasurer	John Doe

(3) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	Jane B. Doe, Trustee

(2) Jane B. Doe, Trustee u/t/d/ 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith

(2) Estate of John B. Smith	John B. Smith, Jr., Executor

December 2, 2015

TWEEDY, BROWNE FUND INC.

TWEEDY, BROWNE GLOBAL VALUE FUND

TWEEDY, BROWNE GLOBAL VALUE FUND II – CURRENCY UNHEDGED

TWEEDY, BROWNE VALUE FUND

TWEEDY, BROWNE WORLDWIDE HIGH DIVIDEND YIELD VALUE FUND

One Station Place

Stamford, CT 06902

PROXY STATEMENT

FOR THE SPECIAL MEETING OF STOCKHOLDERS

To Be Held on January 14, 2016

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board” or “Directors”) of Tweedy, Browne Fund Inc., a Maryland corporation (the “Company”), currently consisting of four series: Tweedy, Browne Global Value Fund, Tweedy, Browne Global Value Fund II – Currency Unhedged, Tweedy, Browne Value Fund, and Tweedy, Browne Worldwide High Dividend Yield Value Fund (each, a “Fund” and, collectively, the “Funds”), for use at the Special Meeting of Stockholders of the Company and the Funds to be held at 11:00 a.m. Eastern time on January 14, 2016, at Metro Center, One Station Place, Stamford, CT 06902, in the lower level conference room, and at any adjournment(s) thereof (the “Meeting”). This Proxy Statement and the accompanying materials were mailed on or about December 14, 2015 to all stockholders of record as of the Record Date (as defined below).

All properly executed proxies representing outstanding shares of capital stock (each, a “Share” and, collectively, the “Shares”) received prior to the Meeting will be voted in accordance with the instructions marked thereon. If no specification is made, the Shares will be voted “FOR” the Proposal for the Election of Directors at the Meeting. Any stockholder who has given a proxy has the right to revoke it at any time prior to its exercise. A stockholder who executes a proxy may revoke it with respect to a proposal by attending the Meeting and voting his or her Shares in person, or by submitting a letter of revocation or a later-dated proxy to the Company at the above address prior to the date of the Meeting.

Stockholders of a Fund are entitled to one vote for each full Share held and fractional votes for fractional Shares. Under the Company’s Amended and Restated By-Laws, one-third of the number of Shares entitled to vote, present in person or by proxy, constitutes a quorum for the transaction of business. Abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as Shares that are present but which have not been voted for purposes of determining the presence of a quorum for transacting business at the Meeting. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve the Proposal for the Election of Directors are not received, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote upon such adjournment after consideration of all circumstances that may bear upon a decision to adjourn the Meeting. Any business that might have been transacted at the Meeting originally called may be transacted at any such adjournment(s) at which a quorum is present. The Company will pay the costs of preparing and distributing to stockholders additional proxy materials, if required in connection with any adjournment.

The Board has fixed the close of business on November 20, 2015 as the record date (the “Record Date”) for the determination of stockholders of each Fund entitled to notice of and to vote at the Meeting and any adjournment(s) thereof. At the close of business on November 20, 2015, the Funds had issued and outstanding shares as follows:

Fund	Shares Outstanding
Tweedy, Browne Global Value Fund	359,468,365.386
Tweedy, Browne Global Value Fund II – Currency Unhedged	27,195,190.212
Tweedy, Browne Value Fund	26,193,458.011
Tweedy, Browne Worldwide High Dividend Yield Value Fund	40,269,691.126

As of November 17, 2015, the Directors, Director nominees and officers of the Company as a group owned (a) less than 1% of the outstanding shares of Tweedy, Browne Global Value Fund; (b) 1.10% of the outstanding shares of Tweedy Browne Global Value Fund II – Currency Unhedged; (c) 8.1% of the outstanding shares of Tweedy, Browne Value Fund; and (d) 1.25% of the outstanding shares of Tweedy, Browne Worldwide High Dividend Yield Value Fund.

As of November 20, 2015, to the best knowledge of the Company, the following entities/individuals owned of record or beneficially 5% or more of the outstanding shares of each of the Funds:

Fund	Name and Address	Percent of Total Shares Outstanding
Tweedy, Browne Global Value Fund	Charles Schwab & Co. Inc. FBO Special Custody Account Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	22.5845%

	National Financial Services Corp. FBO Our Customers Attn: Mutual Funds Department 499 Washington Blvd. 4th Floor Jersey City, NJ 07310-2010	20.1371%

Fund	Name and Address	Percent of Total Shares Outstanding
Tweedy, Browne Global Value Fund	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	7.4231%

Tweedy, Browne Global Value Fund II – Currency Unhedged	Charles Schwab & Co. Inc. FBO Special Custody Account Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	16.8868%

	MLPF & S FBO its customers 4800 Deer Lake Dr. East 2nd Floor Jacksonville, FL 32246-6484	13.8571%

	SEI Private Trust Company c/o State Street Bank Attn: Mutual Fund Admin. One Freedom Valley Drive Oaks, PA 19456	12.7327%

	Mac & Co. Attn: Mutual Fund Operations P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230-3198	10.3144%

	National Financial Services Corp. FBO Our Customers Attn: Mutual Funds Department 499 Washington Blvd. 4th Floor Jersey City, NJ 07310-2010	9.0680%

Tweedy, Browne Value Fund	BNY Mellon Ttee Alcoa Master Retirement Plans TR 201 Isabella St Pittsburgh PA 15212-5858	10.8297%

	National Financial Services Corp. FBO Our Customers Attn: Mutual Funds Department 499 Washington Blvd. 4th Floor Jersey City, NJ 07310-2010	9.9677%

	John D. Spears Revocable Trust One Station Place Stamford, CT	7.0314%

	Charles Schwab & Co. Inc. FBO Special Custody Account Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	6.6656%

Fund	Name and Address	Percent of Total Shares Outstanding
Tweedy, Browne Value Fund	BNYM I S Trust Co. FBO Managed Investment Clients 760 Moore Rd. King of Prussia, PA 19406-1212	6.4048%

Tweedy, Browne Worldwide High Dividend Yield Value Fund	Charles Schwab & Co. Inc. FBO Special Custody Account Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	22.4943%

	BNY Mellon Ttee Alcoa Master Retirement Plans TR 201 Isabella St Pittsburgh PA 15212-5858	11.8779%

	National Financial Services Corp. FBO Our Customers Attn: Mutual Funds Department 499 Washington Blvd. 4th Floor Jersey City, NJ 07310-2010	10.0399%

	Wells Fargo Bank NA FBO NWAF – ETF ACCT P.O. Box 1533 Minneapolis, MN 55480	7.0641%

	Mac & Co. Attn: Mutual Fund Operations P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230-3198	6.8811%

	Brics & Co. FBO Southwest Long Term Acct. 340 S Cleveland Ave 1st Floor Westerville, OH 43081-8917	5.5606%

Copies of the Funds’ most recent annual and semi-annual reports have previously been mailed to stockholders. The Funds’ most recent annual report and semi-annual report are available upon request without charge by telephone at (800) 432-4789 (press 0) or by writing the Company at Tweedy, Browne Fund Inc., P.O. Box 9805, Providence, RI 02940-8005. The annual and semi-annual reports are also available on the Funds’ website at www.tweedy.com.

The Funds and certain brokers, banks and other nominee record holders may combine mailings for multiple accounts going to a single household by delivering to that address in a single envelope a copy of the documents (annual and semi-annual reports, prospectuses, proxy statements, etc.) or other communications for all accounts who have consented or are deemed to have consented to receiving such communications in such manner in accordance with the Securities and Exchange

Commission’s requirements. The Funds will promptly deliver a separate copy of these documents to you if you call (800) 432-4789 (press 0) or write to Tweedy, Browne Fund Inc., P.O. Box 9805, Providence, RI 02940-8005. If you would prefer to receive separate mailings of Fund communications in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, please contact your broker, bank or other nominee record holder, or you may contact the Funds at the above phone number or address.

Voting

To vote by mail, please sign, date and promptly return the enclosed proxy card in the accompanying postage pre-paid envelope. Please allow sufficient time for the proxy card to be received on or before 11:59 p.m., Eastern time on January 13, 2016. To vote by Internet or telephone, please use the control number on your proxy card and follow the instructions as described on your proxy card. To obtain directions to attend the Meeting and vote in person, please call (203) 703-0600.

If the enclosed proxy card(s) are properly executed and received prior to the Meeting and have not been revoked, the shares represented thereby will be voted in accordance with the instructions marked on the returned proxy card or, if no instructions are marked on the returned proxy card, the proxy card will be voted “FOR” the Proposal for the Election of Directors, and in the discretion of the persons named as proxies in connection with any other matter that may properly come before the Meeting or any adjournment(s) thereof.

Any person giving a proxy may revoke it at any time before it is exercised by submitting to the Secretary of the Company at the Company’s principal executive offices (One Station Place, Stamford, CT 06902) an executed written notice of revocation or subsequently executed proxy, or by attending the Meeting and electing to vote in person.

Important Notice Regarding Availability of Proxy Materials for the Special Meeting of Stockholders to Be Held on January 14, 2016:

This Notice of Special Meeting of Stockholders, the Proxy Statement and proxy card(s) are available at www.proxyvote.com

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

PROPOSAL: ELECTION OF DIRECTORS

At the Meeting, stockholders are being asked to consider the re-election of the seven current Directors of the Company. Stockholders are also being asked to consider the election of two new Director nominees. Each incumbent Director and Director nominee, if elected, will serve a term of office from the time of election and qualification until the next annual meeting of stockholders and until his successor is duly elected and qualified or until his earlier removal, resignation, or death. Each incumbent Director and each Director nominee has consented to serve as a Director, if elected at the Meeting.

Information about Directors, Director Nominees and Officers

Information pertaining to the incumbent Directors, Director nominees and officers of the Company is set forth below. The Board oversees the Company’s business and investment activities and is responsible for protecting the interests of the Funds’ stockholders. The Board met seven times during the fiscal year ended March 31, 2015 (including four regular meetings, two special meetings, and an annual meeting of the Independent Directors). Each incumbent Director attended at least 75% of the aggregate of all regular and special meetings of the Board and meetings of the Audit Committee which each was entitled to attend during the period April 1, 2014 through March 31, 2015. (Only Directors who are not “interested persons” of the Company, as defined in the 1940 Act (“Independent Directors”), are entitled to attend Audit Committee meetings and the annual meeting of the Independent Directors.)

DISINTERESTED (INDEPENDENT) DIRECTORS
Name, Address,[1] Age and Position(s) with Company	Term of Office[2] and Length of Time Served	Principal Occupation(s) During at Least the Past 5 Years	Number of Portfolios in Fund Complex to Be Overseen by Director	Other Public Company and Investment Company Directorships Held by Director during the Past 5 Years
Paul F. Balser Age: 73 Director	Since 2000	Partner, Ironwood Manufacturing Fund, LP (private equity investments), since 2003; Partner, Ironwood Management Fund (private equity investments), since 2007; Partner, Ironwood Partners LLC (private equity investments), since December 2001; Partner, Generation Partners (private equity investments) from August 1995 to September, 2004; Senior Advisor, Cheyenne Capital (private equity investments) since March 2015.	4	Director, Janus Capital Group Inc. (asset management) through April 2014
Bruce A. Beal Age: 79 Director	Since 1993	Chairman, Related Beal (real estate development and investment companies).	4	None
John C. Hover II Age: 72 Director	Since 2003	Former Executive Vice President, United States Trust Company of New York (retired since 2000).	4	Member of Boards of Managers of Bank of America’s Excelsior Funds through July 1, 2015
Richard B. Salomon Age: 67 Director	Since 1996	Senior Counsel, Cozen O’Connor (law firm) since January 2013; Member, Cozen O’Connor from April 2009 to January 2013.	4	None

[1]	Each director may be reached c/o Tweedy, Browne Company LLC, One Station Place, Stamford, CT 06902.
[2]	Directors serve for a term until the next annual meeting of stockholders and the election and qualification of their successors, or until their earlier removal, resignation or death.

DISINTERESTED (INDEPENDENT) DIRECTOR NOMINEES
Name, Address,[1] Age and Position(s) with Company	Term of Office[2] and Length of Time Served	Principal Occupation(s) During at Least the Past 5 Years	Number of Portfolios in Fund Complex to Be Overseen by Director Nominee	Other Public Company and Investment Company Directorships Held by Director Nominee during the Past 5 Years
Jack E. Fockler Age: 57 Director Nominee	N/A	Managing Director and Vice President, Head of Sales, Client Service and Marketing from October 1989 to June 2015 and Senior Advisor since July 2015, Royce Associates, LLC.	4	None
Robert C. Elliott Age: 69 Director Nominee	N/A	Vice Chairman, since March 2014 and Board Member since May 2011, Market Street Trust Company; Board of Regents - Winthrop University Hospital since 2005; Senior Adviser, Bessemer Trust from 2011-2014; Senior Managing Director, Bessemer Trust from 1975-2011.	4	None

[1]	Each director nominee may be reached c/o Tweedy, Browne Company LLC, One Station Place, Stamford, CT 06902.
[2]	Directors serve for a term until the next annual meeting of stockholders and the election and qualification of their successors, or until their earlier removal, resignation or death.

INTERESTED DIRECTORS[1]
Name, Address,[2] Age and Position(s) with Company	Term of Office[3] and Length of Time Served	Principal Occupation(s) During at Least the Past 5 Years	Number of Portfolios in Fund Complex to Be Overseen by Director	Other Public Company and Investment Company Directorships Held by Director during the Past 5 Years
William H. Browne Age: 70 Chairman, Vice President and Director	Chairman and Vice President – Since July 2009; Director – Since March 2009; previously served as a Director of the Company from 1993-1997	Managing Director, Tweedy, Browne Company LLC	4	None
Thomas H. Shrager Age: 58 President and Director	President – Since July 2009; Director – since April 2008	Managing Director, Tweedy, Browne Company LLC	4	None
Robert Q. Wyckoff, Jr. Age: 62 Treasurer and Director	Treasurer – Since December 2002; Director – Since March 2015	Managing Director, Tweedy, Browne Company LLC	4	None

[1]	Messrs. William H. Browne, Thomas H. Shrager and Robert Q. Wyckoff, Jr. are each an “interested person” of the Company as defined in the 1940 Act because of their affiliation with Tweedy, Browne Company LLC, which acts as the Company’s Investment Adviser, and with AMG Distributors Inc., the Funds’ distributor.
[2]	Each director may be reached c/o Tweedy, Browne Company LLC, One Station Place, Stamford, CT 06902.
[3]	Directors serve for a term until the next annual meeting of stockholders and the election and qualification of their successors, or until their earlier removal, resignation or death.

OFFICERS WHO ARE NOT DIRECTORS
Name, Address[1], Age and Position(s) with Company	Term of Office[2] and Length of Time Served	Principal Occupation(s) During at Least the Past 5 Years
Elise M. Dolan Age: 39 Chief Compliance Officer and Assistant Secretary	Since 2013	Chief Compliance Officer since September 2013 and Assistant Secretary since March 2014 of the Company; Associate General Counsel, Tweedy, Browne Company LLC since September 2013; Associate, Dechert LLP, 2002-2013.
Patricia A. Rogers Age: 49 Vice President and Secretary	Since 2013	Vice President and Secretary of the Company since 2013; General Counsel and Chief Compliance Officer of Tweedy, Browne Company LLC since 2014; Chief Compliance Officer of the Company from 2004-2013; Chief Operating Officer of the Company from 2013 to 2014; Associate General Counsel, Tweedy, Browne Company LLC from 1998-2013.
John D. Spears Age: 66 Vice President	Since 1993	Managing Director, Tweedy, Browne Company LLC
[1]	Each officer may be reached c/o Tweedy, Browne Company LLC, One Station Place, Stamford, CT 06902.
[2]	Officers serve for an indefinite term until the election and qualification of their successors, or until their earlier removal, resignation or death.

Set forth in the table below is the dollar range of equity securities held in the Funds and the aggregate dollar range of securities in the Company’s fund complex beneficially owned by each Director and Director nominee as of November 20, 2015.

Name of Director or Director Nominee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Directors in Family of Investment Companies
Paul F. Balser	Global Value Fund – over $100,000 Global Value Fund II – None Value Fund – None High Dividend Yield Value Fund – None	over $100,000
Bruce A. Beal	Global Value Fund – over $100,000 Global Value Fund II – None Value Fund – None High Dividend Yield Value Fund – None	over $100,000
William H. Browne	Global Value Fund – over $100,000 Global Value Fund II – over $100,000 Value Fund – over $100,000 High Dividend Yield Value Fund – over $100,000	over $100,000
Robert C. Elliott	Global Value Fund – over $100,000 Global Value Fund II – None Value Fund – over $100,000 High Dividend Yield Value Fund – None	over $100,000
Jack E. Fockler	Global Value Fund – over $100,000 Global Value Fund II – None Value Fund – None High Dividend Yield Value Fund – None	over $100,000
John C. Hover II	Global Value Fund – over $100,000 Global Value Fund II – over $100,000 Value Fund – None High Dividend Yield Value Fund – over $100,000	over $100,000
Richard B. Salomon	Global Value Fund – over $100,000 Global Value Fund II – over $100,000 Value Fund – None High Dividend Yield Value Fund – over $100,000	over $100,000
Thomas H. Shrager	Global Value Fund – over $100,000 Global Value Fund II – $50,001 – $100,000 Value Fund – over $100,000 High Dividend Yield Value Fund – over $100,000	over $100,000
Robert Q. Wyckoff, Jr.	Global Value Fund – over $100,000 Global Value Fund II – over $100,000 Value Fund – over $100,000 High Dividend Yield Value Fund – over $100,000	over $100,000

As of November 20, 2015, no Independent Director nominee or his immediate family members owned securities in the Company’s investment adviser, Tweedy, Browne Company LLC (“Tweedy, Browne”), or principal underwriter, AMG Distributors Inc. or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with Tweedy, Browne.

The Company currently pays each Independent Director $115,000 annually, in quarterly increments of $28,750, plus out-of-pocket expenses for their services as directors. (Prior to January 1, 2015, Independent Directors were paid $100,000.) The table below shows the total fees that were paid to each of the incumbent Independent Directors during the fiscal year ended March 31, 2015. No executive officer or person affiliated with the Funds received compensation from the Funds. No Director receives pension or retirement benefits from the Funds.

Independent Directors	Aggregate Compensation Received from the Company	Pension or Retirement Benefits Accrued (as part of Fund expenses)	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex
Paul F. Balser	$103,750	None	None	Total Compensation – $103,750
Bruce A. Beal	$103,750	None	None	Total Compensation – $103,750
John C. Hover II	$103,750	None	None	Total Compensation – $103,750
Richard B. Salomon	$123,750*	None	None	Total Compensation – $123,750*

*	Included in this amount is additional compensation of $20,000 that Mr. Salomon is paid per annum in quarterly installments of $5,000 for his services as lead Independent Director.

The Board has established an Audit Committee consisting of four members, including a Chairman of the Audit Committee. The Audit Committee members are Messrs. Salomon (Chairman), Balser, Beal, and Hover, each an Independent Director of the Company. The Board has determined that Mr. Balser is an Audit Committee Financial Expert and is independent for the purpose of the definition of audit committee financial expert as applicable to the Company. The functions performed by the Audit Committee are to oversee the integrity of the Company’s accounting policies, financial reporting process and system of internal controls regarding finance and accounting policies. The Audit Committee held two meetings during the fiscal year ended March 31, 2015. The Board has not established a standing Nominating Committee and has neither a nominating committee charter nor a policy with respect to the consideration of Director candidates recommended by stockholders. It is the view of the Board that the Independent Directors are responsible for selecting and nominating Independent Directors and that the full Board is responsible for selecting and nominating Interested Directors, and that it is not necessary to establish a separate nominating committee. The Board will consider Director candidates recommended by stockholders and submitted in accordance with applicable law and procedures as described in the section of this Proxy Statement entitled “Submission of Stockholder Proposals.”

The Board believes that it is in the best interest of the Company and its stockholders to obtain highly qualified candidates to serve as members of the Board. The Board has not established a formal process for identifying candidates where a vacancy exists on the Board. The Independent Directors are responsible for selecting and nominating other Independent Directors and the full Board is responsible for selecting and nominating Interested Directors. In nominating candidates, the Board will take into consideration such factors as it deems appropriate. These factors may include judgment; skill; diversity; experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight; the interplay of a candidate’s experience with the experience of other Board members; and the extent to which the candidate would be a desirable addition to the Board and any committees thereof. The Independent Director nominees were selected and nominated by the incumbent Independent Directors, and the Interested Director nominees were recommended by the Company’s investment adviser and approved by the entire Board.

The Directors collectively have significant records of experience and accomplishment in business, non-profit organizations, academia, government, law, accounting and other professions. The following is a summary of qualifications, experiences and skills of each nominee (in addition to the principal occupation(s) during the past five years noted in the table above):

Mr. Balser has prior financial and management experience investing and managing private equity fund assets. Mr. Balser has also served on boards of directors of a number of various public and private companies. He has experience as a Director of the Company since 2000.

Mr. Beal has prior financial and management experience as the Chairman of a privately held company focusing on real estate investments. He also has management experience as a trustee for a number of non-profit and charitable organizations. He has extensive experience as a Director of the Company since 1993.

Mr. Hover has prior financial and operational experience with a company focusing on private banking and wealth management. He also has management experience as a trustee for a number of non-profit and charitable organizations. He has extensive experience as a Director of the Company since 2003.

Mr. Salomon has prior legal and management experience as Senior Counsel, and former Member, of a prominent national law firm. He also has management experience as a member of the board of numerous other public and nonprofit boards. Mr. Salomon has experience with the Company as lead Independent Director and Chairman of the Audit Committee, and as a Director of the Company since 1996.

Mr. Fockler has prior management experience serving as Vice President of a registered mutual fund family. He also has operational experience as Managing Director of that fund’s investment adviser. Mr. Fockler has more than thirty years of extensive experience in the financial services industry.

Mr. Elliott has prior operational and management experience serving as Senior Managing Director of a private wealth management and investment advisory company. He also has management experience serving as a trustee for non-profit and charitable organizations. He has more than forty years’ experience in the financial services industry, serving in various leadership positions.

Mr. Browne has prior financial and management experience serving as a member of Tweedy, Browne’s Management Committee and Investment Committee, and as Chairman of the Company. He also has management experience as a trustee emeritus of a prominent U.S. university. Mr. Browne has experience as a Director of the Company since 2009, and previously served as a Director between 1993 and 1997.

Mr. Shrager has prior financial and management experience serving as a member of Tweedy, Browne’s Management Committee and Investment Committee. He also has valuable experience serving in various roles with other firms in the financial services industry. Mr. Shrager has experience as a Director of the Company since 2008.

Mr. Wyckoff has prior financial and management experience serving as a member of Tweedy, Browne’s Management Committee and Investment Committee. He also has relevant experience serving in a number of positions with other firms in the financial services industry. Mr. Wyckoff has experience as Treasurer of the Company since 2002 and as a Director of the Company since 2015.

Other Board-Related Matters

Stockholders who wish to send communications to the Board should send them to the address of the Company and to the attention of the Board. All such communications will be directed to the Board’s attention. The Company does not have a formal policy regarding Board member attendance at a special meeting of stockholders.

Required Vote

The nine nominees for director receiving the highest number of votes cast by holders of the Shares present at the Meeting in person or by proxy (assuming a quorum is present) will be elected at the Meeting. Shareholders of the entire Company shall vote as a single class on the Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE DIRECTORS AND DIRECTOR NOMINEES.

SUBMISSION OF STOCKHOLDER PROPOSALS

Under Maryland law and the Company’s Amended and Restated By-laws, the Company is not generally required to hold an annual stockholders’ meeting. The Company may hold special meetings as required or deemed desirable, or upon the request of holders of a majority of the Company’s outstanding Shares entitled to vote. Because the Company does not hold regular meetings of stockholders, the anticipated date of the next stockholder meeting cannot be provided. Any stockholder who wishes to submit a proposal for consideration at a subsequent stockholders meeting should mail the proposal promptly to the Company at One Station Place, Stamford, CT 06902. Any proposal to be considered for submission to stockholders must comply with Rule 14a-8 under the Securities Exchange Act of 1934 and must be received by the Company within a reasonable time before the solicitation of proxies for that meeting. The timely submission of a proposal does not guarantee its inclusion.

OTHER MATTERS TO COME BEFORE THE MEETING

The Board is not aware of any other matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of stockholders properly come before the Meeting or any adjournment(s) thereof, it is intended that the proxies that do not contain specific instructions to the contrary will be voted in the discretion of the persons named as proxies.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, NY 10017, has been selected to serve as the Company’s independent accountants for the fiscal year ending March 31, 2016. PwC acted as the independent accountants for the Company for the fiscal year ended March 31, 2015. The Company knows of no direct financial or material indirect financial interest of PwC in the Company. A representative of PwC will not be present at the Meeting.

Set forth in the table below are audit fees and non-audit related fees billed to the Company by PwC for professional services performed for the Company’s fiscal years ended March 31, 2014 and 2015:

Fiscal Year	Audit Fees	Audit-Related Fees*	Tax Fees**	All Other Fees
2014	$210,120	$0	$58,350	$0
2015	$210,120	$0	$42,500	$0
*	“Audit-Related Fees” are for assurance and related services by PwC that are reasonably related to the performance of the audit of the Company’s financial statements.

**	“Tax Fees” are those fees billed to the Company by PwC in connection with tax compliance, tax advice and tax planning services. The amounts shown above relate primarily to the review and signing of each Fund’s income tax returns and, for 2014, tax consultation services in connection with certain foreign securities.

The Company’s Audit Committee reviews, negotiates and approves in advance the scope of work, any related engagement letter and the fees to be charged by the independent auditors for audit services and, subject to any de minimis exceptions, permitted non-audit services for the Company and for permitted non-audit services for the Fund’s investment adviser and any affiliates thereof that provide services to the Company if such non-audit services have a direct impact on the operations or financial reporting of the Company. All of the audit and non-audit services described above for which PwC billed the Company for the fiscal years ended March 31, 2014 and 2015 were pre-approved by the Audit Committee.

The aggregate non-audit fees billed by PwC for any services rendered to the Company, the Company’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Company for the Company’s fiscal years ended March 31, 2014 and 2015 were $136,592 and $123,689, respectively.

The Audit Committee has considered whether the provision of non-audit services that were rendered to the Company’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Company that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining PwC’s independence.

INVESTMENT ADVISER, DISTRIBUTOR AND ADMINISTRATOR

Set forth below are the names and addresses of the Company’s investment adviser, distributor and administrator:

INVESTMENT ADVISER Tweedy, Browne Company LLC One Station Place Stamford, CT 06902	DISTRIBUTOR AMG Distributors, Inc. 600 Steamboat Road, Suite 300 Greenwich, CT 06830
ADMINISTRATOR BNY Mellon Investor Services Group (US) Inc. 4400 Computer Drive Westborough, MA 01581

EXPENSES OF PROXY SOLICITATION

Officers and service contractors of the Company may solicit proxies by mail, telephone, facsimile, Internet or in person. The cost of preparing, printing and mailing the enclosed proxy card(s) and Proxy Statement and all other costs incurred in connection with the solicitation of proxies will be paid by the Company. The Company has engaged Broadridge Financial Solutions, Inc. to assist in the solicitation of proxies at an estimated cost of $157,500 plus reasonable expenses.

PLEASE VOTE PROMPTLY BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE PAID RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. TO VOTE BY INTERNET OR TELEPHONE, PLEASE USE THE CONTROL NUMBER ON YOUR PROXY CARD AND FOLLOW THE INSTRUCTIONS AS DESCRIBED ON YOUR PROXY CARD.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

YOUR VOTE IS IMPORTANT

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com.

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903.

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M97748-P70909	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

Vote on Directors
The Board of Directors of Tweedy, Browne Fund Inc. recommends you to vote FOR the following nine Directors:				For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) you wish to exclude on the line below.
1.	Election of Directors
				☐	☐	☐
Nominees:
	01)	Paul F. Baiser
	02)	Bruce A. Beal
	03)	William H. Browne	06) John C. Hover II
	04)	Robert C. Elliott	07) Richard B. Salomon
	05)	Jack E. Fockler	08) Thomas H. Shrager
09) Robert Q. Wyckoff, Jr.

If properly executed this proxy will be voted as specified hereon and, in the absence of specification, will be treated as granting authority to vote “FOR” the election of all nominees named above.

The persons named as proxies are authorized to vote in their discretion on any other business that may properly come before the meeting.

Please complete, sign and date this proxy and promptly return it in the enclosed postage-paid envelope.

Please sign and date here exactly as your name appears at the top of this page. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, or in any other representative capacity, please give the full title above signature(s). If a corporation, partnership, or other entity, please sign in entity name as well as your name and title, such as president, partner, or other authorized person.

Signature [PLEASE SIGN WITHIN BOX]			Date		Signature (Joint Owners)		Date

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING TO BE HELD ON JANUARY 14, 2016:

The Proxy Statement and the Notice of Special Meeting are available at www.proxyvote.com

— — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — —

M97749-P70909

SPECIAL MEETING OF STOCKHOLDERS

JANUARY 14, 2016

TWEEDY, BROWNE FUND INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF TWEEDY, BROWNE FUND INC. (“THE COMPANY”) FOR USE AT THE SPECIAL MEETING OF STOCKHOLDERS OF THE COMPANY (THE “MEETING”) TO BE HELD ON THURSDAY, JANUARY 14, 2016 AT 11:00 A.M. (Eastern time) AT METRO CENTER, ONE STATION PLACE, STAMFORD, CT.

The undersigned hereby appoints Patricia A. Rogers and Teresa M.R. Hamlin, with full power of substitution, each as proxy of the undersigned to vote at the above-referenced Meeting, and at all adjournments thereof, all shares of the Company that the undersigned is entitled to cast at the Meeting, upon the proposal set forth on the reverse side, and at their discretion upon any other matter that may properly come before the Meeting.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF MEETING OF STOCKHOLDERS AND THE PROXY STATEMENT, DATED DECEMBER 2, 2015.

EVERY STOCKHOLDER’S VOTE IS IMPORTANT. PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE TODAY.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.